Exhibit 99.1
Summary of Segment Reporting Changes
The following table presents a reconciliation of previously reported segment results for the years ended 2019 and 2020 to our segment results under the new segment structure, including: (1) presentation of Peacock (previously in Corporate and Other) with NBCUniversal results in the Media segment, (2) the combination of our television businesses (previously in Cable Networks and Broadcast Television) into the Media segment and (3) the realignment of certain other business operations within our NBCUniversal segments, including the movement of our television studio operations (previously in Cable Networks and Broadcast Television) into the Studios segment with the operations of our film studios (previously in Filmed Entertainment):

	Year ended December 31, 2019					Year ended December 31, 2020
($ in millions; unaudited)	As Originally Reported	Peacock	Combine Television	Studios and Other	Recast	As Originally Reported	Peacock	Combine Television	Studios and Other	Recast

Revenue
Cable Communications	$58,082				$58,082	$60,051				$60,051
NBCUniversal
Cable Networks	11,513		(11,513)			10,849		(10,849)
Broadcast Television	10,261		(10,261)			10,244		(10,244)
Media			21,774	(1,827)	19,947		118	21,093	(2,275)	18,936
Filmed Entertainment / Studios	6,493			2,859	9,352	5,276			2,858	8,134
Theme Parks	5,933			280	6,213	1,846			248	2,094
Headquarters and Other	83			(52)	31	121			(68)	53
Eliminations	(316)	(9)		(1,260)	(1,585)	(254)	(989)		(763)	(2,006)
Total NBCUniversal	33,967	(9)	—	—	33,958	28,082	(871)	—	—	27,211
Sky	19,219				19,219	18,594				18,594
Corporate and Other	333				333	366	(118)			248
Eliminations	(2,659)	9			(2,650)	(3,529)	989			(2,540)
Total consolidated revenue	$108,942	$—	$—	$—	$108,942	$103,564	$—	$—	$—	$103,564

Adjusted EBITDA[1]
Cable Communications	$23,266				$23,266	$25,270				$25,270
NBCUniversal
Cable Networks	4,444		(4,444)			4,616		(4,616)
Broadcast Television	1,730		(1,730)			1,934		(1,934)
Media		(60)	6,174	(280)	5,834		(662)	6,550	(314)	5,574
Filmed Entertainment / Studios	833			225	1,058	785			256	1,041
Theme Parks	2,455			43	2,498	(541)			64	(477)
Headquarters and Other	(689)			(1)	(690)	(521)			(42)	(563)
Eliminations	(1)	(1)		13	11	(4)	(252)		36	(220)
Total NBCUniversal	8,772	(61)	—	—	8,711	6,269	(914)	—	—	5,355
Sky	3,099				3,099	1,954				1,954
Corporate and Other	(880)	60			(820)	(2,447)	662			(1,785)
Eliminations	1	1			2	(220)	252			32
Total consolidated Adjusted EBITDA[1]	$34,258	$—	$—	$—	$34,258	$30,826	$—	$—	$—	$30,826
1Adjusted EBITDA is the measure of profit and loss for our segments. Consolidated Adjusted EBITDA is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measure” section below for additional information, including a reconciliation from net income attributable to Comcast Corporation to consolidated Adjusted EBITDA.

Recast Segment Operating Results
The following tables present our segment operating results for 2019 and 2020 under the new segment structure:

	2019					2020
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Revenue
Cable Communications	$14,280	$14,450	$14,584	$14,768	$58,082	$14,918	$14,428	$15,000	$15,705	$60,051
NBCUniversal
Advertising	2,184	2,281	2,021	2,781	9,267	2,167	1,648	1,881	2,600	8,296
Distribution	2,260	2,239	2,198	2,190	8,887	2,287	2,060	2,194	2,254	8,795
Other	410	468	452	463	1,793	424	388	514	519	1,845
Total Media	4,854	4,988	4,671	5,434	19,947	4,878	4,096	4,589	5,373	18,936
Content licensing	1,701	1,407	1,320	1,945	6,373	1,819	1,746	1,584	1,408	6,557
Theatrical	447	251	549	222	1,469	316	7	28	67	418
Home entertainment and other	405	366	304	435	1,510	274	299	286	300	1,159
Total Studios	2,553	2,024	2,173	2,602	9,352	2,409	2,052	1,898	1,775	8,134
Theme Parks	1,346	1,518	1,703	1,646	6,213	925	136	385	648	2,094
Headquarters and Other	6	9	8	8	31	9	11	12	21	53
Eliminations	(446)	(333)	(260)	(546)	(1,585)	(492)	(580)	(551)	(383)	(2,006)
Total NBCUniversal	8,313	8,206	8,295	9,144	33,958	7,729	5,715	6,333	7,434	27,211
Sky	4,797	4,828	4,554	5,040	19,219	4,517	4,079	4,793	5,205	18,594
Corporate and Other	108	56	42	127	333	120	40	44	44	248
Eliminations	(639)	(682)	(648)	(681)	(2,650)	(675)	(547)	(638)	(680)	(2,540)
Total consolidated revenue	$26,859	$26,858	$26,827	$28,398	$108,942	$26,609	$23,715	$25,532	$27,708	$103,564

	2019					2020
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Operating Costs and Expenses[1]
Cable Communications	$8,552	$8,596	$8,783	$8,885	$34,816	$8,842	$8,252	$8,589	$9,098	$34,781
NBCUniversal
Programming and production	2,267	2,251	2,363	3,026	9,907	2,268	1,589	2,604	2,858	9,319
Other operating and administrative	752	825	815	894	3,286	840	755	788	826	3,209
Advertising, marketing and promotion	231	213	246	230	920	241	116	212	265	834
Total Media	3,250	3,289	3,424	4,150	14,113	3,349	2,460	3,604	3,949	13,362
Programming and production	1,524	1,257	1,400	1,722	5,903	1,513	1,398	1,267	1,235	5,413
Other operating and administrative	208	219	204	218	849	213	167	204	229	813
Advertising, marketing and promotion	402	372	355	413	1,542	383	164	87	233	867
Total Studios	2,134	1,848	1,959	2,353	8,294	2,109	1,729	1,558	1,697	7,093
Theme Parks	832	933	967	983	3,715	838	529	559	645	2,571
Headquarters and Other	203	188	129	201	721	230	93	139	154	616
Eliminations	(441)	(370)	(256)	(529)	(1,596)	(486)	(476)	(437)	(387)	(1,786)
Total NBCUniversal	5,978	5,888	6,223	7,158	25,247	6,040	4,335	5,423	6,058	21,856
Sky	4,134	4,056	3,655	4,275	16,120	3,966	3,330	4,278	5,066	16,640
Corporate and Other[1]	293	263	261	336	1,153	313	429	308	983	2,033
Eliminations	(651)	(661)	(648)	(692)	(2,652)	(682)	(558)	(649)	(683)	(2,572)
Total consolidated operating costs and expenses[1]	$18,306	$18,142	$18,274	$19,962	$74,684	$18,479	$15,788	$17,949	$20,522	$72,738
1Operating costs and expenses represent total costs and expenses excluding depreciation and amortization expense and other operating gains, and excluding from Corporate and Other charges of $177 million related to a legal settlement in the third quarter 2020, and costs of $51 million, $84 million, $33 million, $12 million, $14 million, $16 million, $10 million and $16 million related to the Sky transaction, primarily relating to the replacement of share-based compensation awards and costs related to integration activities, in first quarter 2019, second quarter 2019, third quarter 2019, fourth quarter 2019, first quarter 2020, second quarter 2020, third quarter 2020 and fourth quarter 2020, respectively, as these amounts are excluded from Adjusted EBITDA.

	2019					2020
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY

Adjusted EBITDA[1]
Cable Communications	$5,728	$5,854	$5,801	$5,883	$23,266	$6,076	$6,176	$6,411	$6,607	$25,270
NBCUniversal
Media	1,604	1,699	1,247	1,284	5,834	1,529	1,636	985	1,424	5,574
Studios	419	176	214	249	1,058	300	323	340	78	1,041
Theme Parks	514	585	736	663	2,498	87	(393)	(174)	3	(477)
Headquarters and Other	(197)	(179)	(121)	(193)	(690)	(221)	(82)	(127)	(133)	(563)
Eliminations	(5)	37	(4)	(17)	11	(6)	(104)	(114)	4	(220)
Total NBCUniversal	2,335	2,318	2,072	1,986	8,711	1,689	1,380	910	1,376	5,355
Sky	663	772	899	765	3,099	551	749	515	139	1,954
Corporate and Other	(185)	(207)	(219)	(209)	(820)	(193)	(389)	(264)	(939)	(1,785)
Eliminations	12	(21)	—	11	2	7	11	11	3	32
Total consolidated Adjusted EBITDA[1]	$8,553	$8,716	$8,553	$8,436	$34,258	$8,130	$7,927	$7,583	$7,186	$30,826
1Adjusted EBITDA is the measure of profit and loss for our segments. Consolidated Adjusted EBITDA is a non-GAAP financial measure. Refer to the “Non-GAAP Financial Measure” section below for additional information, including a reconciliation from net income attributable to Comcast Corporation to consolidated Adjusted EBITDA.

Non-GAAP Financial Measure
We define Adjusted EBITDA as net income attributable to Comcast Corporation before net income (loss) attributable to noncontrolling interests and redeemable subsidiary preferred stock, income tax expense, investment and other income (loss), net, interest expense, depreciation and amortization expense, and other operating gains and losses (such as impairment charges related to fixed and intangible assets and gains or losses on the sale of long-lived assets), if any. From time to time we may exclude from Adjusted EBITDA the impact of certain events, gains, losses or other charges (such as significant legal settlements) that affect the period-to-period comparability of our operating performance.
A reconciliation from net income attributable to Comcast Corporation to Adjusted EBITDA is presented below:

	2019					2020
($ in millions; unaudited)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY
Net income attributable to Comcast Corporation	$3,553	$3,125	$3,217	$3,162	$13,057	$2,147	$2,988	$2,019	$3,380	$10,534
Net income (loss) attributable to noncontrolling interests and redeemable subsidiary preferred stock	79	78	71	38	266	77	21	12	57	167
Income tax expense	1,076	961	775	861	3,673	700	946	739	979	3,364
Investment and other (income) loss, net	(676)	55	110	73	(438)	716	(420)	86	(1,542)	(1,160)
Interest expense	1,150	1,137	1,167	1,113	4,567	1,212	1,112	1,220	1,044	4,588
Depreciation	2,240	2,197	2,124	2,102	8,663	2,107	2,099	2,122	1,992	8,320
Amortization	1,080	1,079	1,056	1,075	4,290	1,157	1,165	1,198	1,260	4,780
Adjustment for Sky transaction-related costs	51	84	33	12	180	14	16	10	16	56
Adjustment for legal settlement	—	—	—	—	—	—	—	177	—	177
Adjusted EBITDA	$8,553	$8,716	$8,553	$8,436	$34,258	$8,130	$7,927	$7,583	$7,186	$30,826

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